SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 20, 2003


                       PACIFIC LAND AND COFFEE CORPORATION

             (Exact name of registrant as specified in its charter)

                         BACK CHANNEL INVESTMENTS, INC.

                                  (Former name)


                                    Delaware

                 (State or other jurisdiction of incorporation)


         0-30595                                                   33-0619256
(Commission File Number)                   (IRS Employer Identification No.)


 1650 Ala Moana, Suite 507, Honolulu, Hawaii              96815
---------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (808) 371-4266

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On May 20, 2003, Back Channel Investments, Inc. (the "Registrant") acquired Pacific Land and Coffee Corporation, a Hawaii corporation ("PLC Hawaii") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated May 20, 2003.

              The Registrant acquired all of the outstanding shares of Common Stock of PLC Hawaii, in exchange for 7,000,000 shares of the Registrant's Common Stock (all numbers give effect to a 3 for one forward stock split). As a result, there are 10,000,000 shares outstanding.

              Pursuant to the Agreement, the officer and director of the Registrant, Jehu Hand, resigned and was replaced by the officers and directors set forth in the table below. The name of the Registrant was changed to Pacific Land and Coffee Corporation. Control was assumed from Jehu Hand.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows. Unless otherwise noted below, the Registrant believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

    Name and Address                           Common Stock                Percentage

Dale G. Nielsen(1)                               4,662,000                    46.6%

Albert Coscina(1)
                                                 2,338,000                    23.4%


Jehu Hand(3)                                     2,400,000                     24%
24351 Pasto Road, Suite B
Dana Point, California 92629

All officers and directors
  as a group (2 persons)                         7,000,000                     70%

(1) The address of this person is c/o the Company.
    (2)Includes   2,400,000   shares  held  by  Ecco  Petroleum  Family  Limited
Partnership   which  is  owned  by  a  family  trust  Mr.  Hand  controls.   The
beneficiaries of the trust are Mr. Hand's children.

Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements are filed herewith. No pro forma financial information is included because the results of operations and balance sheet of Registrant prior to the acquisition, as a blank check company, are not relevant to the future financial statements of the Registrant and under reverse acquisition accounting of the Hawaii private company is deemed to be the accounting acquiror.

              (c)        Exhibits

              2.Plan of acquisition, reorganization, arrangement, liquidation or succession.


                         2.1.Agreement and Plan of Reorganization  dated May 20,
                                 2003 between the Registrant and Pacific Land and Coffee Corporation. Filed with the original Current Report.

                         3.      Certificate of Incorporation and Bylaws

                         3.3     Amendment to Certificate of Incorporation.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 17, 2003                   PACIFIC LAND AND COFFEE CORPORATION



                                               By:   /s/ Dale G. Nielsen
                                                     Dale G. Nielsen
                                                       President